SPX Confidential – Draft – January 15, 2011

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 19, 2011

SPX CORPORATION

(Exact Name of Registrant as specified in Charter)

Delaware	1-6948	38-1016240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13515 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code  (704) 752-4400

NOT APPLICABLE

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On January 19, 2011, SPX Corporation (the “Company”) issued the press release attached as Exhibit 99.1 hereto and incorporated herein by reference.

The press release incorporated by reference into this Item 2.02 contains disclosure regarding free cash flow from continuing operations and adjusted free cash flow from continuing operations.  Free cash flow from continuing operations is defined, for purposes of this press release, as operating cash flow from continuing operations less capital expenditures from continuing operations.  Adjusted free cash flow from continuing operations is defined, for purposes of this press release, as free cash flow from continuing operations less cash paid in connection with the early extinguishment of interest rate protection agreements and the Company’s term loan. The Company’s management believes that free cash flow from continuing operations is a useful financial measure for investors in evaluating the cash flow performance of multi-industrial companies, since it provides insight into the cash flow available to fund such things as equity repurchases, dividends, mandatory and discretionary debt reduction and acquisitions or other strategic investments. Furthermore, the Company’s management views the cash paid in connection with the early extinguishment of interest rate protection agreements and the Company’s term loan as anomalous and not indicative of the Company’s ongoing performance.  In addition, although the use of free cash flow from continuing operations and adjusted free cash flow from continuing operations is limited by the fact that the measures can exclude certain cash items that are within management’s discretion, free cash flow from continuing operations and adjusted free cash flow from continuing operations are factors used by the Company’s management in internal evaluations of the overall performance of its business.  Free cash flow from continuing operations and adjusted free cash flow from continuing operations are not measures of financial performance under accounting principles generally accepted in the United States (“GAAP”), and should not be considered substitutes for cash flows from operating activities as determined in accordance with GAAP, should be used in combination with cash flows from operating activities as determined in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.

The press release also contains disclosure regarding organic revenue growth (decline), which is defined, for purposes of this press release, as revenue growth (decline) excluding the effects of foreign currency fluctuations and acquisitions.  The Company’s management believes that this metric is a useful financial measure for investors in evaluating its operating performance for the periods presented because excluding the effect of currency fluctuations and acquisitions, when read in conjunction with the Company’s revenues, presents a useful tool to evaluate the Company’s ongoing operations and provides investors with a tool they can use to evaluate the Company’s management of assets held from period to period.  In addition, organic revenue growth (decline) is one of the factors the Company’s management uses in internal evaluations of the overall performance of its business. This metric, however, is not a measure of financial performance in accordance with GAAP and should not be considered a substitute for revenue growth (decline) as determined in accordance with GAAP and may not be comparable to similarly titled measures reported by other companies.

The press release also contains disclosure of adjusted diluted net income per share from continuing operations, which is defined, for purposes of this press release, as diluted net income per share from continuing operations excluding charges related to the early extinguishment of interest rate protection agreements and the Company’s term loan and a reduction of certain of the Company’s valuation allowances and the Company’s liability for uncertain tax positions to reflect amounts determined to be effectively settled or that satisfied the more likely than not threshold resulting in the recognition of income tax benefits related to the audit of the Company’s 2006 and 2007 U.S. income tax returns. The Company’s management views the charges related to the early extinguishment of interest rate protection agreements and the Company’s term loan as well as the positive impact of the above tax benefit, as anomalous and not indicative of the Company’s ongoing operating performance.  The Company’s management believes adjusted diluted net income per share from continuing operations, when read in conjunction with diluted net income per share from continuing operations, gives investors a useful tool to assess and understand the Company’s overall financial performance, especially when comparing results with previous periods or forecasting performance for future periods, primarily because it excludes items of income or expense that the Company believes are not reflective of its ongoing operating performance, allowing for a better period-to-period comparison of core operations and growth of the Company.  Additionally, the Company’s management uses adjusted diluted net income per share from continuing operations as one measure of the Company’s performance.  The adjusted diluted net income per share from continuing operations measure does not provide investors with an accurate measure of the actual diluted net income per share from continuing operations earned by the Company and should not be considered a substitute for diluted net income per share from continuing operations as determined in accordance with GAAP and may not be comparable to similarly titled measures reported by other companies.

The information in this Item is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Refer to the tables included in the press release for the components of the Company’s free cash flow from continuing operations, adjusted free cash flow from continuing operations, organic revenue growth (decline), and adjusted diluted net income per share from continuing operations, and for the reconciliations to their respective comparable GAAP measures.

Item 9.01.              Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press Release issued January 19, 2011, furnished solely pursuant to Item 2.02 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: January 19, 2011	By:	/s/ Patrick J. O’Leary
Patrick J. O’Leary
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued January 19, 2011, furnished solely pursuant to Item 2.02 of Form 8-K.